UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2021

EMERGING MARKETS HORIZON CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41136	98-1607027
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Ekaterinis Kornarou Street, 3rd floor Stovolos, 2024 Nicosia, Cyprus		2024
(Address of principal executive offices)		(Zip Code)

+357 22 150494
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant to acquire one Class A ordinary share	HORIU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	HORI	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	HORIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 8, 2021, the Registration Statement on Form S-1 (File No. 333-258393) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Emerging Markets Horizon Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On December 13, 2021 the Company consummated the IPO of 28,750,000 units (the “Units”), including the issuance of 3,750,000 Units as a result of the underwriters’ exercise in full of their over-allotment option. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $287,500,000.

In connection with the closing of the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	an Underwriting Agreement, dated December 8, 2021, by and among the Company and Citigroup Global Markets Inc. and VTB Capital plc, as representatives of the underwriters named therein;

•	a Private Placement Warrants Purchase Agreement, dated December 8, 2021, between the Company and the EM Horizon Investments (the “Sponsor”);

•	a Warrant Agreement, dated December 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent;

•	an Investment Management Trust Agreement, dated December 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee;

•	a Registration and Shareholder Rights Agreement, dated December 8, 2021, among the Company, the Sponsor and certain securityholders of the Company named therein;

•	a Letter Agreement, dated December 8, 2021, among the Company, the Sponsor and each executive officer and director of the Company;

•	an Administrative Services Agreement, dated December 8, 2021, between the Company and the Sponsor; and

•	Indemnity Agreements, dated December 8, 2021, between the Company and each of its directors and officers.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 10.3, 4.1, 10.1, 10.2, 10.4, 10.5 and 10.6, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of 9,000,000 private placement warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Sponsor, generating gross proceeds to the Company of $13,500,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, so long as they are held by the Sponsor or its permitted transferees: (i) they will not be redeemable by the Company, (ii) they (including the Class A Ordinary Shares issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination, (ii) they may be exercised by the holders on a cashless basis, and (iii) they (including the Class A Ordinary Shares issuable upon exercise thereof) are subject to registration rights. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the full text of the Private Placement Warrants Purchase Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated in this Item 3.02 by reference.

Item 5.03.	Amendments to Memorandum and Articles of Association.

On November 3, 2021 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01.	Other Events.

A total of $293,250,000 (an aggregate of $10.20 per Unit sold to the public in connection with the IPO), consisting of proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account (1) to the Company, until the completion of its initial business combination, or (2) to the Company’s public shareholders, until the earliest of: (A) the completion of the Company’s initial business combination, and only then in connection with those Class A Ordinary Shares properly submitted for redemption; (B) the redemption of any Class A Ordinary Shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 15 months from the closing of the IPO (or 18 months from the closing of IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 15 months from the closing of the IPO) or (ii) with respect to any other provision relating to the rights of holders of Class A Ordinary Shares; and (C) the redemption of the Company’s public shares if the Company has not completed its initial business combination within 15 months (or 18 months, as applicable) from the closing of the IPO, subject to applicable law.

On December 8, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On December 13, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated December 8, 2021, by and among the Company and Citigroup Global Markets Inc. and VTB Capital plc.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated December 8, 2021, by and between Continental Stock Transfer & Trust Company and the Company.

10.1	Investment Management Trust Account Agreement, dated December 8, 2021, by and between Continental Stock Transfer & Trust Company and the Company.

10.2	Registration and Shareholder Rights Agreement, dated December 8, 2021, by and among the Company, the Sponsor and certain other securityholders named therein.

10.3	Private Placement Warrants Purchase Agreement, dated December 8, 2021, by and between the Company and the Sponsor.

10.4	Letter Agreement, dated December 8, 2021, by among the Company, the Sponsor and the Company’s officers and directors.

10.5	Administrative Services Agreement, dated December 8, 2021, by and between the Company and the Sponsor.

10.6	Form of Indemnity Agreement, dated December 8, 2021, by and among the Company and each of its officers and directors.

99.1	Press Release, dated December 8, 2021.

99.2	Press Release, dated December 13, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2021	EMERGING MARKETS HORIZON CORP.

	By:	/s/ Riccardo Orcel
	Name:	Riccardo Orcel
	Title:	Chief Executive Officer